ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

ANNUAL REPORT
MARCH 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

May 27, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook of the Alliance World Dollar Government Fund II for the annual reporting period ended March 31, 1998. The Fund is designed for investors who seek high current income. The Fund's secondary objective is capital appreciation. To achieve these objectives, the Fund invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed income obligations that we expect to benefit from improving economic fundamentals.

MARKET OVERVIEW
During the six-month period ended March 31, 1998, developments in East Asia caused concern in the world's financial markets. Economic problems that began in Thailand quickly spread to Malaysia, Indonesia, the Philippines and South Korea. Throughout the region, fast growth, fueled by strong capital inflows, and overvalued currencies had combined to produce large external trade deficits, property and stock market bubbles, and overextended banking systems. Immediate policy responses in the affected countries were often inadequate and/or poorly articulated, causing a temporary sell-off across worldwide financial markets. As a result, the International Monetary Fund (IMF), along with world leaders, put pressure on the Asian countries to make the necessary economic reforms. These reforms were then supported by large capital infusions from the IMF and its sponsors. While there is still volatility in the region, these efforts appear to have stabilized the situation.

Outside of East Asia, emerging markets worldwide were negatively impacted as investors assumed that these countries would experience similar problems. As a result, security prices initially were pushed lower in Latin America and Eastern Europe. Once sentiment changed and it appeared that these emerging markets would not experience similar consequences such as currency devaluation, investors returned looking for undervalued securities. By the end of March 1998, prices of many emerging market debt issues returned to their pre-Asian crisis level.

In spite of events in East Asia, the U.S. economy continued along a path of strong growth coupled with low inflation. First quarter Gross Domestic Product
(GDP), a measure of U.S. economic growth, came in at 4.2%, higher than the fourth quarter's 3.7%. In addition, the Consumer Price Index recorded a low year-over-year rate of 1.4% in March. Benefiting from the positive domestic economic news, the high yield market posted the strongest returns among the major fixed income sectors.

INVESTMENT STRATEGY
Consistent with our long-term positive outlook on the emerging markets, we maintained an above market spread duration in your Fund's portfolio. Spread duration is a measure of a bond's price sensitivity to changes in its yield spread relative to Treasury securities. Among other factors, spread duration can be driven by a country's credit risk profile. Maintaining an above market spread duration enhances price movement in a Fund's portfolio. In addition to the Fund's above-market spread duration, we increased diversification among Latin American holdings, which make up almost 50% of the Fund's portfolio. In Eastern Europe, we maintained our above market allocation in Russia. After it became apparent that these countries would not be negatively affected by the events in East Asia, we sought out debt issues that we believed offered good relative value.

INVESTMENT RESULTS
The following table shows how your Fund performed over the past six and 12-month periods. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index, a standard measure of the performance of a basket of unmanaged emerging market debt securities.


INVESTMENT RESULTS*
Periods Ended March 31, 1998
                                                   TOTAL RETURNS
                                               6 MONTHS      12 MONTHS
                                               --------      ---------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II        -0.30%         23.48%

J.P. MORGAN EMERGING MARKETS BOND INDEX          2.17%         20.61%

* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF MARCH 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE


1


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE INDEX IS MADE UP OF BRADY BONDS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


Over the 12-month period under review, the Fund outperformed its benchmark due to an above-market weighting in Russia, above-market spread duration and exposure to the U.S. high yield sector. The economic fundamentals in Russia improved dramatically during the period, causing significant price appreciation of our Russian holdings. This price appreciation was enhanced as a result of the Fund's above-market spread duration. However, over the shorter six-month period when events in Asia unfolded, the same portfolio strategy (overweighting in Russia and spread duration) caused the Fund to underperform the benchmark.

OUTLOOK
The outlook for emerging market debt continues to be attractive. We remain positive in our view on Latin America. Although tougher competition and falling demand from Asia will slow their economies, we still anticipate healthy growth in the region. In particular, we favor Brazil, the largest economy in the region. Brazil's government has taken proactive steps to avoid any negative effects from Asia, proving their commitment to disciplined economic policies. In Eastern Europe, we continue to view Russia, our biggest single holding, positively. The government remains committed to reforms and the economy continues to show signs of improvement.

In the U.S., we continue to have a favorable outlook for the high yield market. The combination of moderate growth and low inflation provide an ideal environment for investing in these securities. However, should the economy begin to slow, security selection within the high yield sector will take on added importance. We will continue to review each security using a fundamental, bottom-up approach.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2


PORTFOLIO OF INVESTMENTS
MARCH 31, 1998                         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-87.3%
OTHER SOVEREIGN DEBT OBLIGATIONS-49.6%
ARGENTINA-9.9%
Republic of Argentina
  9.75%, 9/19/27                               $ 97,250  $    96,399,062
Republic of Argentina
  Global Bond
  11.375%, 1/30/17                                5,000        5,663,750
                                                             ------------
                                                             102,062,812

COLOMBIA-4.7%
Republic of Colombia
  8.625%, 4/01/08                                48,000       48,120,000

MEXICO-9.1%
United Mexican States
  11.50%, 5/15/26                                77,000       93,843,750

PHILIPPINES-1.5%
Bangko Sentral Pilipinas
  8.60%, 6/15/27                                 17,000       15,640,000

RUSSIA-20.1%
Russian IAN FRN
  6.719%, 12/15/15                               51,513       36,606,315
Russian Principal Loans FRN
  6.719%, 12/15/20 (a)                          271,800      170,663,220
                                                             ------------
                                                             207,269,535

VENEZUELA-4.3%
Republic of Venezuela
  9.25%, 9/15/27                                 48,000       43,728,000

Total Other Sovereign Debt Obligations
  (cost $511,543,661)                                        510,664,097

COLLATERALIZED BRADY BONDS (b)-9.9%
BULGARIA-4.8%
Republic of Bulgaria
  Discount Bonds FRN
  6.563%, 7/28/24                                60,000       49,462,500

ECUADOR-2.9%
Republic of Ecuador
  Discount Bonds
  6.625%, 2/28/25 (c)                            40,000       29,800,000

NIGERIA-2.2%
Central Bank of Nigeria
  Par Bonds
  6.25%, 11/15/20 (d)                            30,500       22,341,250

Total Collateralized Brady Bonds
  (cost $93,732,020)                                         101,603,750

LOAN PARTICIPATION & ASSIGNMENTS-7.2%
ALGERIA-2.6%
Algeria Refinancing Trust FRN
Loan Assignment Tranche A
  6.625%, 3/04/00                                19,091       14,890,909
  7.313%, 3/04/00                                12,727       11,995,455
                                                             ------------
                                                              26,886,364

MOROCCO-4.6%
Kingdom of Morocco
Loan Participation FRN
  Series A
  6.656%, 1/01/09                                53,000       47,700,000

Total Loan Participation & Assignments
  (cost $74,583,908)                                          74,586,364

NON-COLLATERALIZED BRADY BONDS-20.6%
BRAZIL-13.6%
Republic of Brazil
  C-Bonds
  8.00%, 4/15/14 (e)                            166,478      140,153,633

PANAMA-2.3%
Republic of Panama
  PDI FRN
  6.563%, 7/17/16 (f)                            28,120       23,936,886


3


PORTFOLIO OF INVESTMENTS (CONTINUED)
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
PERU-4.7%
Republic of Peru FLIRB
  3.25%, 3/07/17 (c)(g)                        $ 61,250  $    38,606,641
Republic of Peru PDI
  4.00%, 3/07/17 (c)                             13,250        9,121,797
                                                             ------------
                                                              47,728,438

Total Non-Collateralized Brady Bonds
  (cost $208,218,524)                                        211,818,957

Total Sovereign Debt Obligations
  (cost $888,078,113)                                        898,673,168

CORPORATE DEBT OBLIGATIONS-6.6%
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01 (g)(h)                          17,000        5,100,000
Mc-Cuernavaca Trust
  9.25%, 7/25/01                                  7,231        6,906,009
Mexico City Toluca Toll Road
  11.00%, 5/19/02                                24,560       23,331,767
Trikem, SA
  10.625%, 7/24/07 (g)                           35,000       33,075,000

Total Corporate Debt Obligations
  (cost $77,217,031)                                          68,412,776

U.S. GOVERNMENT OBLIGATION-4.3%
U.S. Treasury Strip
  Zero coupon, 11/15/11
  (cost $45,635,831)                            100,000       44,638,000

COMMON STOCK-0.0%
Pegasus Media & Communications, Inc. (i)
  (cost $35,817)                                 11,282          259,486

TIME DEPOSIT-6.1%
Bank of New York
  5.125%, 4/01/98
  (cost $62,553,000)                           $ 62,553       62,553,000

TOTAL INVESTMENTS-104.3%
  (cost $1,073,519,792)                                    1,074,536,430
Other assets less liabilities-(4.3%)                         (44,745,144)

NET ASSETS-100%                                          $ 1,029,791,286


(a)  Coupon consists of 3.249% cash payment and 3.47% paid-in-kind of Russian
IAN.

(b) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 1998.

(d)  Security trades with oil warrants expiring November 15, 2020.

(e)  Coupon consists of 4.50% cash payment and 3.50% paid in kind.

(f)  Coupon consists of 4.0% cash payment and 2.563% paid-in-kind.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, these securities amounted to $76,781,641 or 7.5% of net assets.

(h)  Security is in default and is non-income producing.

(i)  Non-income producing security.

     Glossary of Terms:
     FLIRB  -  Front Loaded Interest Reduction Bond.
     FRN    -  Floating Rate Note.
     IAN    -  Interest Arrears Note.
     PDI    -  Past Due Interest.

     See notes to financial statements.


4


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998                         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,073,519,792)    $ 1,074,536,430
  Cash                                                                     630
  Receivable for investment securities sold                         27,687,309
  Interest receivable                                               21,967,529
  Deferred organization expenses and other assets                       60,722
  Total assets                                                   1,124,252,620

LIABILITIES
  Payable for investment securities purchased                       93,222,970
  Advisory fee payable                                                 905,417
  Administration fee payable                                           135,813
  Accrued expenses                                                     197,134
  Total liabilities                                                 94,461,334

NET ASSETS                                                     $ 1,029,791,286

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $       744,906
  Additional paid-in capital                                     1,022,198,356
  Undistributed net investment income                                1,042,539
  Accumulated net realized gain on investment transactions           4,788,847
  Net unrealized appreciation on investments                         1,016,638
                                                               $ 1,029,791,286

NET ASSET VALUE PER SHARE (based on 74,490,603 shares outstanding)      $13.82


See notes to financial statements.


5


STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1998              ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $ 107,459,117

EXPENSES
  Advisory fee                                   $  10,601,760
  Administrative fee                                 1,590,264
  Custodian                                            362,489
  Transfer agency                                      240,472
  Audit and legal                                      179,866
  Taxes                                                 85,650
  Printing                                              77,515
  Registration                                          54,892
  Directors' fees                                       40,632
  Amortization of organization expenses                  5,997
  Miscellaneous                                         21,993
  Total expenses                                                    13,261,530
  Net investment income                                             94,197,587

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions                     130,312,843
  Net change in unrealized appreciation
    of investments                                                  (6,975,590)
  Net gain on investment transactions                              123,337,253

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 217,534,840


See notes to financial statements.


6


STATEMENT OF CHANGES
IN NET ASSETS                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                               YEAR ENDED        YEAR ENDED
                                                MARCH 31,         MARCH 31,
                                                  1998              1997
                                             ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                      $    94,197,587   $    86,709,523
  Net realized gain on investment
    transactions                                 130,312,843       165,236,482
  Net change in unrealized appreciation
    of investments                                (6,975,590)        2,749,361
  Net increase in net assets from operations     217,534,840       254,695,366

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Dividends from net investment income          (103,011,328)      (86,709,523)
  Distributions in excess of net
    investment income                                     -0-      (37,324,856)
  Distribution from net realized gain
    on investments                              (109,913,895)               -0-

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of common stock                      33,678,191                -0-
  Total increase                                  38,287,808       130,660,987

NET ASSETS
  Beginning of year                              991,503,478       860,842,491
  End of year (including undistributed net
    investment income of $1,042,539 and
    $9,513,979, respectively)                $ 1,029,791,286   $   991,503,478


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998                         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and are being amortized on a straight-line basis through July, 1998.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the tax characterization of certain items of income, resulted in a net decrease in accumulated net realized gain on investment transactions and additional paid-in capital and a corresponding increase in undistributed net investment income. This reclassification had no affect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the


8


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

"Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 1998, the Fund reimbursed AFS $5,030, relating to shareholder servicing costs.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $3,043,332,763 and $2,926,449,388, respectively, for the year ended March 31, 1998. There were purchases of $227,899,989 and sales of $185,982,656 of U.S. government and government agency obligations for the year ended March 31, 1998.

At March 31, 1998, the cost of investments for federal income tax purposes was $1,075,584,948. Accordingly, gross unrealized appreciation of investments was $25,817,392 and gross unrealized depreciation of investments was $26,865,910, resulting in net unrealized depreciation of $1,048,518.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The fund incurred and will elect to defer net capital losses of $2,410,531 during fiscal year 1998. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

INTEREST RATESWAP AGREEMENTS
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments.

At March 31, 1998, the Fund did not have any interest rate swap contracts outstanding.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.
Of the 74,490,603 shares outstanding at March 31, 1998, the Adviser owned 7,200 shares. During the year ended March 31, 1998, the Fund issued 2,510,318 shares in connection with the Fund's dividend reinvestment plan. During the year ended March 31, 1998, the Fund did not issue shares in connection with the Fund's dividend reinvestment plan.


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks, which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


NOTE F: YEAR 2000 (UNAUDITED)
Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Services, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


10


FINANCIAL HIGHLIGHTS                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                      JULY 28,
                                                                                                       1993(A)
                                                                YEAR ENDED MARCH 31,                     TO
                                              ----------------------------------------------------    MARCH 31,
                                                  1998           1997         1996         1995         1994
                                              -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period            $13.77         $11.96        $9.53       $12.31       $13.93(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             1.30(c)        1.21         1.25(c)      1.19(c)       .77
Net realized and unrealized gain (loss)
  on investment transactions                      1.70           2.32         2.49        (2.32)       (1.28)
Net increase (decrease) in net asset
  value from operations                           3.00           3.53         3.74        (1.13)        (.51)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             (1.42)         (1.21)       (1.25)       (1.19)        (.77)
Distributions in excess of net
  investment income                                 -0-          (.51)        (.06)        (.23)        (.10)
Distributions from net realized gain
  on investments                                 (1.53)            -0-          -0-        (.23)        (.24)
Total dividends and distributions                (2.95)         (1.72)       (1.31)       (1.65)       (1.11)
Net asset value, end of period                  $13.82         $13.77       $11.96        $9.53       $12.31
Market value, end of period                     $13.75        $13.375      $12.375      $10.375      $13.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                   26.49%         23.11%       33.51%      (10.08)%      (4.05)%
  Net asset value                                23.48%         31.15%       40.48%      (10.26)%      (5.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $1,029,791       $991,503     $860,842     $666,567     $827,943
Ratio of expenses to average net assets           1.26%          1.29%        1.30%        1.28%        1.26%(e)
Ratio of net investment income to
  average net assets                              8.92%          8.92%       10.99%       10.31%        7.62%(e)
Portfolio turnover rate                            327%           257%         395%         274%         192%


(a)  Commencement of operations.

(b)  Net of offering costs of $.02.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


11


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II,INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP

New York, New York
April 30, 1998


12


ADDITIONAL INFORMATION                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


13


ADDITIONAL INFORMATION (CONTINUED)     ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund II was held on March 31, 1998. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                   SHARES VOTED
                                                         SHARES       WITHOUT
                                                       VOTED FOR     AUTHORITY
                                                      ------------   ---------
1.  To elect directors:  Class One Directors
                          (term expires in 2001)
                          David H. Dievler             57,625,101     729,239
                          Clifford L. Michel           57,669,429     684,911
                          Donald J. Robinson           57,630,418     723,922

                                                          SHARES      SHARES
                                            SHARES         VOTED       VOTED
                                           VOTED FOR      AGAINST     ABSTAIN
                                         ------------    ---------   ---------
2.  To ratify the selection of Ernst &
Young LLP as the Fund's independent
auditors for the Fund's fiscal year
ending March 31, 1998:                    57,625,689      238,128     531,523


14


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY10286

DIVIDENDPAYINGAGENT,
TRANSFERAGENTANDREGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA02110-1520

INDEPENDENTAUDITORS
ERNST &YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


15


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGIIAR